Note 16 - Income Tax - Gross Operating Loss Carryforwards (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Loss carry forward	$ 1,441	$ 2,788
Foreign Tax Authority [Member] | Canada Revenue Agency [Member]
Loss carry forward	1,364	4,430
Valuation allowance
Net	1,364	4,430
Domestic Tax Authority [Member] | Internal Revenue Service (IRS) [Member]
Loss carry forward	13,733	18,615
Valuation allowance	11,417	15,840
Net	$ 2,316	$ 2,775